SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                February 26, 2004
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                                 Date of Report
                        (Date of earliest event reported)



                       ESTERLINE TECHNOLOGIES CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                      001-06357                       13-2595091
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(State or other               (Commission File No.)          (IRS Employer
 jurisdiction  of                                            Identification No.)
 incorporation)

                 500-108th Avenue NE, Bellevue, Washington 98004
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          (Address of principal executive offices, including zip code)

                                 (425) 453-9400
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              (Registrant's telephone number, including area code)


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Item 12.   Results of Operations and Financial Condition

         On February 26, 2004, Esterline Technologies Corporation issued a press release announcing financial results for the three months ended January 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  February 26, 2004

                                   ESTERLINE TECHNOLOGIES CORPORATION

                                   By:  /s/ Robert D. George
                                   --------------------------------------------
                                   Name:  Robert D. George
                                   Title: Vice President, Chief Financial
                                          Officer, Secretary and Treasurer


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                                  EXHIBIT INDEX


Exhibit No.           Description

99.1 Press release issued by Esterline Technologies Corporation, dated February 26, 2004





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